                                                                    EXHIBIT 32.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Shi Kai Biu (Simon), Chief Executive Officer and I, Wong Kwong Ling
(Eric), Chief Financial Officer of Wyoming Oil & Minerals, Inc. (the "Company") certify that:

         1. I have reviewed the annual report on Form 10-QSB of Wyoming Oil & Minerals, Inc.;

         2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

         3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the period presented in this annual report.

Date: July __, 2005



/s/ Shi Kai Biu
-----------------------
Shi Kai Biu,
Chief Executive Officer



/s/ Wong Kwong Ling
-----------------------
Wong Kwong Ling,
Chief Financial Officer